UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2011
Smith & Wesson Holding Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-31552	87-0543688

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue Springfield, Massachusetts	01104

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 331-0852
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
As described in Item 7.01, we are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on September 27, 2011 discussing our Chief Executive Officer transition. The disclosure provided in Item 7.01 of this Report on Form 8-K is hereby incorporated by reference into this Item 2.02.
The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 7.01. Regulation FD Disclosure.
We are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on September 27, 2011 discussing our Chief Executive Officer transition. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Report on Form 8-K.
The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.
The text included with this Report on Form 8-K and the replay of the conference call and webcast on September 27, 2011 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.
Certain statements contained in this Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding our belief regarding the current strength in the consumer firearms market, our robust product lineup, and that our organization is ready for its next evolution in leadership; our goals and our ability to develop strategies to grow our top line and implement efficiencies that deliver profitability; our plan to not fill the position of firearm division President; our focus and ability to deliver on our company-wide strategy, including growing and protecting the core of our business, driving efficiencies and cost control, delighting customers and consumers, and creating shareholder value; our expectations regarding the earnings per share impact of management transition expense in the second quarter; our current plans regarding areas within our firearm business to add strategically or grow; our belief that our firearm business is the growth-driver for our business; our focus on returning Smith & Wesson Security Solutions back to a break-even position in the second half of the current fiscal year; and our focus on profitability for Smith & Wesson Security Solutions, which we believe is a key metric. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters, including the DOJ and SEC matters; the state of the U.S. economy; general economic conditions and consumer spending patterns; the potential for increased gun control; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; the success of our diversification strategy, including the expansion of our markets; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Form 10-K Report for the fiscal year ended April 30, 2011.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
Not applicable.
(b) Pro Forma Financial Information.
Not applicable.
(c) Shell Company Transactions.
Not applicable.
(d) Exhibits.

Exhibit
Number	Exhibits

99.1	Transcript of conference call and webcast conducted on September 27, 2011.

2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: September 27, 2011	By:	/s/ Jeffrey D. Buchanan Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on September 27, 2011.